EXCELSIOR FUNDS, INC.

Pacific/Asia Fund

Supplement dated September 25, 2007

Statement of Additional Information,

dated July 1, 2007, as supplemented July 6, 2007, July 17, 2007 and August 1, 2007

This supplement provides new and additional information beyond that contained in the Statement of Additional Information and should be read in conjunction with the Statement of Additional Information.

Effective immediately, the following information is added to the sections entitled “Portfolio Managers” in the Statement of Additional Information:

1.	The following is added to the tables in the sections entitled “Management of Other Accounts” in the Statement of Additional Information for the Fund:

	Number of Other Accounts Managed and Total Assets by Account Type $(000)			Number of Accounts and Total Assets for Which Advisory Fee is Performance Based
Name of Portfolio Manager	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Fred Copper*	8	3	31	—	—	—
	$2.75 billion	$1.03 billion	$403.6 million	—	—	—
Jasmine Huang*	5	2	4	—	—	—
	$1.9 billion	$612.1 million	$100,000	—	—	—
Daisuke Nomoto*	4	2	1	—	—	—
	$1.58 billion	$612.1 million	$45,000	—	—	—

*	Account information is provided as of August 31, 2007.

2.	The following is added to the end of the section entitled “Compensation” in the Statement of Additional Information for the Fund:

Mr. Copper, Ms. Huang and Mr. Nomoto receive all of their compensation from the Columbia Management Advisors, LLC and its parent company, Columbia Management Group, LLC in the form of salary, bonus, stock options and restricted stock, and notional investments through an incentive plan, the value of which is measured by reference to the performance of the Columbia Funds in which the account is invested. A portfolio manager’s bonus is variable and is generally based on (1) an evaluation of the manager’s investment performance and (2) the results of a peer and/or management review of such individual, which takes into account skills and attributes such as team participation, investment process, communication and professionalism. In evaluating investment performance, Columbia Management Advisors, LLC generally considers the one-, three- and five- year performance of mutual funds and other accounts under the portfolio manager’s oversight relative to the benchmarks and peer groups noted below, emphasizing each manager’s three- and five- year performance. Columbia Management Advisors, LLC may also consider a portfolio manager’s performance in managing client assets in sectors and industries assigned to the manager as part of his or her investment team responsibilities, where applicable. For portfolio managers who also have group management responsibilities, another factor in their evaluation is an assessment of the group’s overall investment performance.

Portfolio Manager	Performance Benchmark	Peer Group
Fred Copper	MSCI AC Asia Pacific*	Morningstar Diversified Pacific Asia Category
Jasmine Huang	MSCI AC Asia Pacific*	Morningstar Diversified Pacific Asia Category
Daisuke Nomoto	MSCI AC Asia Pacific*	Morningstar Diversified Pacific Asia Category

*	Morgan Stanley Capital International AC Asia Pacific Index.

The size of the overall bonus pool each year is determined by Columbia Management Group, LLC, and depends in part on levels of compensation generally in the investment management industry (based on market compensation data) and Columbia Management Advisors, LLC’s profitability for the year, which is influenced by assets under management.

3.	The following is added to the tables in the section entitled “Ownership of Fund Securities” in the Statement of Additional Information for the Fund:

Dollar Value of Shares Owned Beneficially As of August 31, 2007*
Manager	Fund	None	$1-10K	$10,001 – 50K	$50,001 – 100K	$100,001 – 500K	$500,001 – 1M	Above $1M
Fred Copper**	Excelsior Pacific/Asia Fund	X
Jasmine Huang**	Excelsior Pacific/Asia Fund	X
Daisuke Nomoto**	Excelsior Pacific/Asia Fund	X

*	“Beneficial ownership” includes shares owned by an “immediate family member” (any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, sister-in-law and adoptive relationships).
**	Account information is provided as of August 31, 2007.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

EXC-50/135384-0907